UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2020

 ARLO TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-38618	38-4061754
(State or other Jurisdiction of Incorporation)		(Commission file number)	(I.R.S. Employer Identification Number)

3030 Orchard Parkway
San Jose,	California		95134
(Address of principal executive offices)			(Zip Code)
(408) 890-3900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.

Reliance on SEC Relief from Filing Requirements

Due to the global outbreak of novel coronavirus disease (“COVID-19”), Arlo Technologies, Inc. (the “Company”), is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 (the “Report”), originally due on May 8, 2020. The Company expects to file the Report on May 11, 2020, and in any case by June 22, 2020, which is 45 days after the original due date of the Report.

The Company is relying on Release No. 34-88465 (the “Order”) issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which allows a registrant to delay the filing of certain reports under the Exchange Act by up to 45 days after the original due date of such report if a registrant is unable to meet the filing deadline due to circumstances related to the COVID-19 pandemic.

The Company expects that it will be unable to file the Report by its original due date as a result of disruptions caused by the COVID-19 pandemic. Global financial markets have recently experienced extreme volatility due to the COVID-19 pandemic and actions taken to slow its spread, and the Company’s stock price experienced volatility during the period covered by the Report, resulting in the need to conduct an impairment assessment of the Company's intangible, long-lived assets and goodwill. The uncertainty caused by the COVID-19 pandemic has complicated the analysis required in connection with such impairment assessment, and the Company expects that it will need additional time to complete such assessment.

Risk Factors

In light of recent developments relating to the COVID-19 global pandemic, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report:

The effects of health epidemics, including the recent COVID-19 pandemic, could have an adverse impact on our business, operations and the markets and communities in which we, our partners and customers operate.

Our business and operations could be adversely affected by health epidemics, including the recent COVID-19 pandemic, impacting the markets and communities in which we, our partners and our customers operate. On March 11, 2020, the World Health Organization announced that COVID-19, a respiratory illness, caused by a novel coronavirus is a pandemic. The President of the United States has declared the COVID-19 pandemic a national emergency. In response to the COVID-19 pandemic, many state, local and foreign governments have put in place, and others in the future may put in place, quarantines, executive orders, shelter-in-place orders and similar government orders and restrictions in order to control the spread of the disease. Such orders or restrictions, or the perception that such orders or restrictions could occur, have resulted in business closures, work stoppages, slowdowns and delays, work-from-home policies, travel restrictions and cancellation of events, among other effects that could negatively impact productivity and disrupt our operations and those of our partners and our customers. For example, we have implemented a work-from-home policy for the vast majority of employees, and we may take further actions that alter our operations as may be required by federal, state or local authorities, or which we determine are in the best interests of our employees, customers, partners and stockholders.

In addition, while the potential impact and duration of the COVID-19 pandemic on the global economy and our business in particular may be difficult to assess or predict, the pandemic has resulted in, and may continue to result in significant disruption of global financial markets, reducing our ability to access capital, which could in the future negatively affect our liquidity. The COVID-19 pandemic also could reduce demand for our products and services as our largest channel partners focus on selling essential goods, temporarily close stores or experience decreases in foot traffic. In addition, a recession or market correction resulting from the spread of COVID-19 could further decrease technology spending, adversely affecting demand for our products and services, our business and the value of our common stock.

The COVID-19 pandemic may adversely affect the ability of our third-party manufacturers and other suppliers to fulfill their obligations to us. We rely on these manufacturers to procure components and, in some cases, subcontract engineering work. We also rely on other suppliers such as cloud infrastructure service providers, distribution centers and logistics and transportation service providers. If our manufacturers and other suppliers are unable to fulfill their obligations to us, we could face product shortages, delay in new product introductions, services to our customers could be interrupted, and our products distribution could be delayed which could adversely affect our revenue.

The global pandemic of COVID-19 continues to rapidly evolve, and we will continue to monitor the COVID-19 situation closely. The ultimate impact of the COVID-19 pandemic or a similar health epidemic is highly uncertain and subject to change. We do not yet know the full extent of potential delays or impacts on our business, operations or the global economy as a whole.

Forward-Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements with respect to the timing of the filing of the Report. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon the Company’s current expectations and involve a number of risks and uncertainties, including the risks and uncertainties described in the Company’s Annual on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission and other filings submitted by the Company. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.
Registrant

/s/ Matthew McRae
Matthew McRae
Chief Executive Officer

Dated: May 5, 2020